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Alliance Capital [LOGO) (R)                The Alliance Stock Funds
                                 Alliance Premier Growth Fund, Inc.
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Supplement to Prospectus                              June 15, 1998

This supplement to the Prospectus of The Alliance Stock Funds dated February 2, 1998 supersedes certain information regarding the Class B shares of Alliance Premier Growth Fund, Inc.
("Premier Growth Fund") under "Expense Information" and
"Purchase and Sale of Shares."

         Class B shares of Premier Growth Fund purchased after July 10, 1998 will automatically convert to Class A shares after eight years, in order to conform with the conversion schedule of Class B shares of each of the other Alliance Stock Funds. Class B shares outstanding on July 10, 1998 will retain their six-year conversion schedule.


































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(R) This registered mark used under license from the owner,
Alliance Capital Management L.P.

00250118.AR9